Exhibit 10.5

OPTION AGREEMENT
选择权协议

BETWEEN
由

BEST ALLIANCE WORLDWIDE INVESTMENTS LIMITED

AND
与

Grantees
被授予人

Date: June 29, 2011
日期：2011年6月29日

THIS OPTION AGREEMENT (this "Agreement") is made on June  , 2011 by and between Best Alliance Worldwide Investments Limited, a BVI company, its representative, Mr. CHAN, Mau Nam, a HK passport holder (the "Grantor") and the individuals listed in Schedule A hereto (a "Grantee" individually, and the “Grantees” collectively).
本选择权协议（简称“本协议”）由Best Alliance Worldwide Investments Limited, BVI 公司，陈茂楠先生为该公司的代表，一位香港护照持有人（简称“授予人”）和附件A上的所列个人（单独称为“被授予人”，合称“各被授予人”）于2011年6月 日签订。

The Grantor and the Grantees are collectively referred to as the "Parties" and each of them as a "Party".
授予人和各被授予人合称“各方”，单独?莆 耙环?/FONT>”

WHEREAS, pursuant to a Share Exchange Agreement, dated as of the date hereof, among China America Holdings, Inc., a Florida corporation (the “Company”), China Ziyang Technology Co., Limited, a Hong Kong company (“Ziyang Technology”) and Grantor (the “Share Exchange Agreement”), the Company acquired 100% of the equity interests of Ziyang Technology;
鉴于，根据股权转让协议，签署日期为协议中注明日期，签署方为China America Holdings, Inc.一家美国佛罗里达公司（以下简称“本公司”）、China Ziyang Technology Co.，一家中国香港公司（简称“紫阳科技”）和授予人（简称“股权转让协议”），本公司有权收购紫阳科技100％股权;

WHEREAS, Grantees have agreed with Grantor to enter into this Agreement in connection with the Share Exchange Agreement; and
鉴于，各被授予人已同意授予人签订与股权转让协议有关的本协议；

WHEREAS, Grantor has the right to receive 590,035 shares of the Company’s $0.001 par value per share common stock after giving effect to the Company’s planned 400:1 reverse stock split and an additional 7,369,966 shares pursuant to the terms of a convertible promissory note in the approximate principal amount of $14,739,932, for a total of 7,960,000 shares of the Company after giving effect to the Company’s planned 400:1 reverse stock split ( the “Option Shares”) as consideration under the Share Exchange Agreement and therefore, has determined that it is in the Company’s best interest to, and will receive benefits from the Share Exchange Agreement and Ziyang Technology’s operational performance as set forth in the conditions included in Section 1.1 of this Agreement and the Company, Ziyang Technology and BAW entered into the Share Exchange Agreement based on the possibility of such benefits; and
鉴于，在公司既定的400:1比例缩股生效后授予人有权获得590,035股面值为$0.001的公司普通股票 ，并另外获得根据可转换期票的条款约定价值约$14,739,932美元的7,369,966股普通股票，即授予人在公司既定的400:1比例缩股生效后，获得总折合7,960,000股公司股票（简称“选择权股票”），以作为股权转让协议项下规定的对价。因此确定，符合公司最大利益的，将是从本股权转让协议以及紫阳科技如本协议1.1条所规定条件中的经营业绩获得收益。基于取得这些受益的可能性，本公司、紫阳科技和BAW三方签署了本股?ㄗ眯椤６遥?/FONT>

Whereas, the Grantor has agreed to grant to each Grantee, and each Grantee has agreed to accept from the Grantor, an option (the “Option”) to purchase certain number of ordinary shares of the Company (the "Option Shares") as set forth in Schedule A corresponding to his/her name hereto, on the terms and subject to the conditions set out in this Agreement.
鉴于，授予人同意授予每个被授予人，且每个被授予人同意从授予人接受选择权（“选择权”），使，附件A列出姓名的人可以根据本协议规定条件，购买公司相应数量普通股票（“选择权股份”）;

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
据此，基于前述事实以及双方在本协议项下所做的相互承诺与保证，以及双方在此确认收讫并确认充分的其他良好有价对价，协议双方现达成如下协议，以资信守：

1.	DEFINITIONS
定义

1.1.	Defined Terms : In this Agreement (including the Recitals and the Schedules), unless the context otherwise requires, the following words and expressions shall have the following meanings:
定义的术语：本协议（包括鉴于条款、附录及附件）中，除上下文另有所指外，下列词语表达的含义如下：

"Business Day" means a day (other than Saturdays, Sundays and public holidays) on which banks are generally open for business in China; “工作日”指中国境内银行通常营业日（除周六、周日及公众假日外）；

"China" or "PRC" means the People's Republic of China; “中国”指中华人民共和国；
"Completion Date" means the date falling seven (7) Business Days after the service of the Exercise Notice by the Grantee on the Company; “交割日”指被授予人向公司发出行权通知后的七（7）个工作日届满之日；
"Completion" means the completion of the sale to and purchase by the Grantee of the Option Shares under this Agreement; “交割”指本协议项下选择权股份的买卖完成；
"Distributions" means any cash proceeds arising from or in respect of, or in exchange for, or accruing to or in consequence of the Option Shares from the Effective Date to the Completion Date, including without limitation the Dividends.
“分红”指自生效日始至交割日止，源自、有关于、基于交换、孳息于、或产生于选择权股份的任何现金收益，包括但不限于红利；

"Dividends" means the dividends declared by the Company and accrued in respect of the Option Shares (whether or not such dividends shall have been paid and received by the Grantee);
“红利”指由选择权股份而产生的经公司公告并累计的股息（无论该股息是否已被支付并由被授予人获得）

"Effective Date" means the date of this Agreement; “生效日”指本协议签订之日；
"Exercise" means the exercise by the Grantee or his Nominee(s) of the Option pursuant to the terms of this Agreement; “行权”指由选择权之被授予人或其提名人依本协议条款行权；
"Exercise Notice" means the notice substantially in the form set out in Part I of Schedule B; “行权通知”指符合附件B第I部分中指明格式之通知；
"Exercise Price" means the exercise price to be paid by the Grantee to the Grantor in respect of the Option Shares issued to such Grantee as set forth opposite his name in Schedule A;
“行权价”指就发行给附件A所列该被授予人的相应选择权股份由被授予人向授予人所支付之行权价格。

"Nominee" means such person nominated by a Grantee in the Transfer Notice to be the transferee of the Option or Option Shares; “提名人”指由被授予人在过户通知中提名的选择权或选择权股份之受让人；
"Performance Target" has the meaning ascribed to it in Clause 3; “履约目标”之定义见第3条款；
"RMB" means the lawful currency of China; “人民币”指中国合法流通货币；
"Transfer Notice" means the notice substantially in the form set out in Part II of Schedule B; “过户通知”指符合附件B中指明格式之通知；
"US$" or "United States Dollar" means the lawful currency of the United States of America. “美元”或“美国元”指美利坚合众国之合法流通货币。

1.2.	Interpretation: Except to the extent that the context requires otherwise:
解释：除上下文另有要求外：

1.2.1	words denoting the singular shall include the plural and vice versa; words denoting any gender shall include all genders; words denoting persons shall include firms and corporations and vice versa;
单数词应包括复数含义，反之亦然；带有一种性别含义的词语包括每一性别，指一个人的词语包括公司和法人，反之亦然；

1.2.2
any reference to a statutory provision shall include such provision and any regulations made in pursuance thereof as from time to time modified or re-enacted whether before or after the date of this Agreement and (so far as liability thereunder may exist or can arise) shall include also any past statutory provisions or regulations (as from time to time modified or re-enacted) which such provisions or regulations have directly or indirectly replaced;

所指法律规定应包括其规定和就此制定的规章，以及任何修订、重新制定?哪谌荩宦鄹眯薅┗蛑匦轮贫ǚ⑸?FONT style="DISPLAY: inline; FONT-FAMILY: Times New Roman; FONT-SIZE: 10pt">本协议日之前或之后.并且(只要该规定项下之责任可能存在或可以出现)也应包括任何过去的被(修订,重新制定)直接或间接取代的法律规定或规章;
1.2.3	the words "written" and "in writing" include any means of visible reproduction;
词语“书面的”或“以书面形式”，包括可见性重现之任何方式；

1.2.4	any reference to "Clauses", "Recitals", “Exhibits” and "Schedules" are to be construed as references to clauses and recitals of, and exhibits and schedules to, this Agreement; and
引用“条款”、“鉴于条款”及“附件”和时间表，应解释为指向本协议之条款、鉴于条款、附件和时间表；及

1.2.5	any reference to a time of day is a reference to China time unless provided otherwise.
除上下文另有所指外，时间指中国时间。

1.3.	Headings: The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement.
标题：本协议标题之加入仅为方便之用且在解释本协议时应予忽略。

2.	OPTION
选择权

2.1.
Option: The Grantor hereby irrevocably and unconditionally grants to each Grantee an Option for such Grantee to acquire from the Grantor, at the Exercise Price, at any time during the Exercise Period (defined below), to the extent that the Option has vested, any or all of the Option Shares set forth opposite his name in Schedule A hereto, free from all claims, liens, charges, pledges, mortgages, trust, equities and other encumbrances, and with all rights attaching thereto on the Completion Date.

选择权  授予人在此不可撤销地、无条件地授予附件A所列姓名的被授予人在行权期间（定义见下文）内的任何时间，在授予的选择权范围内按照行权价向授予人购买选择权股份的选择权，前述选择权股份在交割日不应存在任何索赔、留置、抵押、质押、担保、信托或其他股份担保，且应附有所有相关权利。

2.2.	Vesting Schedule: Subject to the terms and conditions hereto, the Option may be exercised, in whole or in part, in accordance with the following schedule:
行权计划 根据本协议约定的条款和条件，选择权可根据以下计划全部或部分行使：

(a) One-third of the Option Shares upon the entry by the Company, Ziyang Technology and Grantor into the Share Exchange Agreement.
(a) 在本公司、紫阳科技和授予人三方签署股权转让协议之后，行使三分之一的选择权；

(b) One-third of the Option Shares upon Ziyang Technology achieving not less than $60,000,000 in Gross Revenues, as determined under United States Generally Accepted Accounting Principles consistently applied (“US GAAP”) for any consecutive 12 months during the period from July 1, 2011 through June 30, 2013.
(b) 经美国公认会计准则确认的从2011年7月1日到2013年6月30日紫阳科技的收入总额不低于$60,000,000 美元时，行使三分之一的选择权。

(c) One-third of the Option Shares upon Ziyang Technology achieving not less than $12,000,000 in pre-tax profits, as determined under US GAAP for any consecutive 12 months during the period from July 1, 2011 through June 30, 2013
(c) 经美国公认会计准则确认的从2011年7月1日到2013年6月30日紫阳科技的税前利润不低于$$12,000,000 美元时，行使三分之一的选择权。

Notwithstanding anything in this Agreement, in case that the Grantor violates any provisions of this Agreement, the Grantee shall receive an irrevocable right to acquire any and all of the Option Shares then held by the Grantor, without any regard to aforesaid vesting schedule. The Grantee shall be entitled to exercise such Option immediately and the Grantor shall transfer to the Grantee or his Nominee(s) all the Option Shares immediately upon the Grantee’s or his Nominee(s)’s exercise of such Option.
尽管本协议上述规定，如授予人违反本协议条款，则无论授权计划如何规定，被授予人应不可撤销地取得授予人所持选择权股份的权利。被授予人有权立即行使选择权并且授予人应向被授予人或其提名人在该选择权行权时立即转让选择权股份。

2.3.
Exercise Period: The Option shall vest and become effective and exercisable at the times commencing on the dates set forth in Section 2.2 and shall expire five years from the date of this Option Agreement.  The Option may be exercised by a Grantee (or his Nominee on behalf of the Grantee), to the extent that the Option shall have vested, and only to that extent, at any time prior to five years from the date of this Option (“Exercise Period”).

行权期间 ：选择权应自第2.2条所述日期起授予、生效和可行权，并于本选择权协议签署之日起5年到期。自选择权应被授予之日起5年内（“行权期间”），被授予人（或代表被授予人的提名人）可针对且仅针对允许行权的那部分选择权行权。

2.4.
Nominees: Each Grantee may, at any time during the Exercise Period, at his sole discretion, nominate one or more person(s) (each a “Nominee”) to be the transferee(s) of whole or part of his Option, who shall hold and/or exercise the transferred Option on behalf of the Grantee.

提名人： 每个被授予人在行权期间内可以随时自行提名一人或多人（均称为“提名人”），作为他所享有部分选择权或全部选择权的受让人，前述提名人应代表被授予人持有和/或行使该项经转让的选择权。

2.5.	Exercise Notice: The Option may be exercised by each Grantee or his Nominee(s), in whole or in part, at any time during the Exercise Period, by serving an Exercise Notice on the Grantor.
行权通知:  在行权期间内，被授予人或其提名人随时可以通过向授予人递送行权通知的方式行使全部或部分选择权.

2.6.
Exercise: The Grantor agrees that it shall, upon receipt of the Exercise Notice, issue to a Grantee (or his Nominee(s), as the case may be) any and all of the Option Shares specified in the Exercise Notice, free from all claims, liens, charges, pledges, mortgages, trust, equities and other encumbrances, and with all rights now or hereafter attaching thereto.  The Option shall be exercisable only in compliance with the laws and regulations of the PRC and the British Virgin Islands, and such Grantee (or his Nominee(s), as the case may be) shall complete any and all approval or registration procedures regarding the exercise of his Option at PRC competent authorities in accordance with applicable PRC laws and regulations.

行权 授予人同意,其将在收?叫腥ㄍㄖ那疤嵯?FONT style="DISPLAY: inline; FONT-FAMILY: Times New Roman">,向被授予人(或其提名人,依情况而定)发行行权通知所述数额的选择权股份.前述选择权股份不应存在任何索赔,留置,抵押,质押,担保,信托或其他股份担保,且应附有所有相关权利.该等选择权仅在遵守中国和英属维尔京群岛法律,法规时可行权. 且为遵守所适用的中国法律法规,该被授予人(或其提名人,依情况而定)应在中国主管当局就他的选择权的行权完成全部批准或登记程序.

2.7.	Transfer Notice: In case that a Grantee transfers any or all of his Option to one or more Nominee(s) in accordance with Clause 2.4 above, such Grantee shall serve a Transfer Notice on the Grantor.
过户通知 如果被授予人根据上述2.4条的规定向一位或多位提名人转让其全部或部分选择权，被授予人应向授予人递送过户通知。

2.8.
Transfer to Nominees: The Grantor agrees that it shall, upon receipt of the Transfer Notice, take all actions necessary to allow the Nominee(s) to be entitled to any or all of Option specified in the Transfer Notice.

转让给提名人 授予人同意，在收到过户通知后，其将采取必要措施保证提名人按照过户通知载明的数额享有相应的选择权。

Upon exercise by any Nominee(s) of the transferred Option on behalf of a Grantee, such Grantee shall serve the Exercise Notice on the Grantor in his own name for the exercising Nominee(s).  Upon receipt of such Exercise Option, the Grantor shall issue to such Nominee(s) any and all of the relevant Option Shares in the same manner as specified in Clause 2.6.
在提名人代表被授予人?惺棺醚≡袢ㄊ保皇谌擞栌σ宰约旱拿逦腥ǖ奶崦讼蚴谟枞说菟托腥ㄍㄖ Ｔ谑盏焦ㄖ螅谟枞擞σ烙氡拘?FONT style="DISPLAY: inline; FONT-FAMILY: Times New Roman">2.6条款规定相同的方式，向该等提名人发行部分或全部相关选择权股份。

2.9.	Payment of Exercise Price: Upon Exercise of the Option in whole or in part, the exercising Grantee (or his Nominee(s), as the case may be) shall pay the Exercise Price to the Grantor.
行权价款的支付: 在上述选择权全部或部分行使之时，行权的被授予人（或其提名人，依情况而定）应向授予人支付行权价款。

The Grantor’s Obligation upon Exercise: The Grantor agrees that upon the Exercise of any Option by a Grantee (or his Nominee(s)), it shall cause and procure the number of Option Shares provided in the Exercise Notice to be issued to such exercising Grantee (or his Nominee(s)) within sixty one (61) Business Days after the date of the Exercise Notice, otherwise, it will be treated as Grantee owns these Option Shares.
行权时授予人的义务: 授予人同意，在被授予人（或其提名人）行使选择权时，应在行权通知之日起应在行权通知之日起六十一个工作日内，促使前述通知载明的选择权股份数额转让给被授予人（或其提名人）， 否则即为被授予人自动获得其应当获得的选择权股份数额。

3.	VESTING CONDITIONS
行权条件

The obligation of the Grantor to effect the Option and the issuance of Option Shares to an exercising Grantee upon his Exercise of the Option shall be subject to the fulfilment of the conditions set forth in Section 2.2.
授予人使选择权生效并在选择权行权时按照行权价向行权的被授予人有效转让选择权股份的责任， 以满足第2.2条?孛鞯南喙靥跫疤帷?/FONT>

4.	INFORMATION, DISTRIBUTIONS AND ADJUSTMENTS
信息、分红和调整

4.1.
Information: Each Grantee (the "Requesting Grantee") shall be entitled to request from the Grantor at any time before the Completion, a copy of any information received from the Grantor which may be in the possession of the Grantor and, upon such request, the Grantor shall provide such information to the Requesting Grantee.

信息 在上述交割前的任何时间，每个被授予人（“提出请求的被授予人”）有权要求授予人向其提供授予人获得的在授予人处的任何信息副本；授予人应根据此等要求向提出请求的被授予人提供相应信息。

4.2.
Distributions: The Grantor agrees that each Grantee shall be entitled to all the Distributions in respect of his Option Shares.  In the event that any such Distributions have been received by the Grantor for any reason, the Grantor shall cause the existing shareholder at the request of a Grantee to pay an amount equivalent to the Distributions received to such Grantee.

分红  授予人同意，各被授予人有权获得对于其选择权股份的分红。如果授予人基于任何事由获得上述分红，授予人应促使现有股东应被授予人的要求，按照与获得的分红相同的金额，向上述被授予人支付等?悼钕?/FONT>。

4.3.
Adjustments: If, prior to the Completion, the Company shall effect any adjustment in its share capital (such as share split, share dividend, share combination or other similar acts), then the number of Option Shares and the Exercise Price shall be adjusted accordingly to take into account such adjustment.

调整 如果在上述交割前，公司股本进行有效调整（例如：股份分拆、股份分红、股份合并或是其他类似调整），被授予人在行权时受让的选择权股份数额和行权价应在考虑到此等调整的情况下进行相应调整。

5.	COMPLETION
交割

5.1.	Time and Venue: Completion of the sale and purchase of the Option Shares pursuant to the Exercise shall take place at such place decided by the exercising Grantee on the Completion Date.
时间和地点 基于上述行权而进行的选择权股份买卖应于交割日在行权的被授予人确定的地点进行交割。

5.2.	Business at Completion: At Completion of each Exercise, all (but not part only) of the following shall be transacted:
交割事项：  在每次行权交割之时，以下所?校ǘ遣糠郑┦孪罹Π炖恚?/FONT>

5.2.1	the exercising Grantee shall pay the Exercise Price to the Grantor by wire transfer or such other method as shall be reasonably acceptable to Grantor;
行权的被授予人应以电汇或授予人可合理接受的其他方式向授予人支付行权价；

5.2.2
the Grantor shall, and to the extent that any action on the part of other shareholders or the directors is required, procure the then existing shareholders and directors of the Company to, within seven (7) Business Days after the date of Exercise Notice, deliver to the exercising Grantee (or his Nominee(s), same below) the following documents and take all corporate actions necessary to give effect to such delivery:

授予人及某种程度上被要求采取行动的其他股东或董事，应当并促使公司当时的股东和董事，在行权通知之日起七个工作日内，向行权的被授予人（或其提名人，以下相同）递送下列文件并采取使之生效的所有必备法人行动：

(a)	a share certificate or share certificates in respect of the number of the Option Shares exercised by such exercising Grantee;
载明行权的被授予人行权的选择权股份数额的股权凭证；

(b)	a certified true copy of the register of members of the Company updated to show the entry of the exercising Grantee as the holder of the Option Shares so exercised; and
更新过的公司股东名册的经认证的真实副本，该副本应载明此行权被授予人作为经行权的选择权股份的持有人进入股东名册；

(c)	any other documents as the exercising Grantee may reasonably believe necessary to give effect to the issuance of the exercised Option Shares.
行权被授予人合理地相信的使上述选择权股份发行有效所必需的其他文件。

6.	CONFIDENTIALITY
保密

The transaction contemplated hereunder and any information exchanged between the Parties pursuant to this Agreement will be held in complete and strict confidence by the concerned Parties and their respective advisors, and will not be disclosed to any person except: (i) to the Parties’ respective officers, directors, employees, agents, representatives, advisors, counsel and consultants that reasonably require such information and who agree to comply with the obligation of non-disclosure pursuant to this Agreement; (ii) with the express prior written consent of the other Party; or (iii) as may be required to comply with any applicable law, order, regulation or ruling, or an order, request or direction of a government agency; provided, however, that the foregoing shall not apply to information that: (1) was known to the receiving Party prior to its first receipt from the other Party; (2) becomes a matter of public knowledge without the fault of the receiving Party; or (3) is lawfully received by the Party from a third person with no restrictions on its further dissemination.
协议各方及其顾问应对于本协议相关交易及有?匦畔⒀细癖Ｃ埽挥ο蛉魏稳嗽迸叮怀牵?FONT style="DISPLAY: inline; FONT-FAMILY: Times New Roman">(i) 在协议各方的管理人员、董事、员工、代理、代表、顾问均同意遵守本条保密义务和无披露约定的前提下，根据前述人员的合理?笙蚋萌嗽苯信叮?FONT style="DISPLAY: inline; FONT-FAMILY: Times New Roman">(ii) 经本协议另一方书面同意的披露；(iii) 根据相关法律、法令、法规、判令的要求，或是根据有关部门的指示所进行的披露；但是，上述规定不应适用于以下信息：(1) 接受方在从协议另一方取得相关信息之前已经取得的信息；(2) 非因接受方违约而被公众知晓的信息；(3)协议一方从不受传播限制的第三方处合法取得的信息。

7.	MISCELLANEOUS
附则

7.1.
Indulgence, Waiver Etc: No failure on the part of any Party to exercise and no delay on the part of such Party in exercising any right hereunder will operate as a release or waiver thereof, nor will any single or partial exercise of any right under this Agreement preclude any other or further exercise of it or any other right or remedy.

豁免、弃权  任何协议一方对于本协议相关权利的不行使或是迟延行使均不应视为该项权利的弃权或豁免；行使本协议项下的某一或部分权利，并不影响行使进一步权利、行使其他权利或救济。

7.2.
Effective Date and Continuing Effect of Agreement: This Agreement shall take effect from the Effective Date.  All provisions of this Agreement shall not, so far as they have not been performed at Completion, be in any respect extinguished or affected by Completion or by any other event or matter whatsoever and shall continue in full force and effect so far as they are capable of being performed or observed, except in respect of those matters then already performed.

生效日及协议的持续效力 本协议应自生效日起生效。除已经履行的相关条款外，本?樗刑蹩钊缭诮桓钍鄙形幢宦男校Ρ３滞暾男ЯΓ挥谏鲜鼋桓疃?Щ蚴鞘艿狡渌喙厥掠傻挠跋?/FONT>。

7.3.
Successors and Assigns: This Agreement shall be binding on and shall ensure for the benefit of each of the Parties' successors and permitted assigns. Any reference in this Agreement to any of the Parties shall be construed accordingly.

承继人和受让人 本协议基于协议各方及其承继方和许可转让方的利益而订立，并对于上述各方有约束效力。

7.4.
Further Assurance: At any time after the date of this Agreement, each of the Parties shall, and shall use its best endeavors to procure that any necessary third party shall, execute such documents and do such acts and things as any other Party may reasonably require for the purpose of giving to such other Party the full benefit of all the provisions of this Agreement.

进一步保证  自本协议签署之日起，为使协议对方获得本协议项下的充分利益，协议各方均应根据协议对方的合理要求，签署必要文件或采取必要的行动；或尽最大努力促使必要的第三方签署必要文件或采取必要的行动。

7.5.
Remedies: No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise, and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more of such remedies by any Party shall not constitute a waiver by such Party of the right to pursue any other available remedies.

救济 本协议约定的所有救济均不应排除普通法、衡平法、制订法等救济措施的适用；上述救济均应视为累积救济，且不应与前述普通法、衡平法、制订法等救济产生任何关联。协议方选择一项或是多项救济不应视为放弃其他救济措施。

7.6.
Severability of Provisions: If any provision of this Agreement is held to be illegal, invalid or unenforceable in whole or in part in any jurisdiction, this Agreement shall, as to such jurisdiction, continue to be valid as to its other provisions and the remainder of the affected provision; and the legality, validity and enforceability of such provision in any other jurisdiction shall be unaffected.

条款可分性 如果本协议的任何条款在任何法域被认定为非法、无效或不可履行，则本协议其他条款仍应保持完全的法律效力；并且，前述被认定无效的条款在其他法域内的合法性、有效性和可履行性均不应影响。

7.7.	Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the British Virgin Islands.
适用??/FONT>  本协议应适用香港的法律，并根据该法律进行解释。

7.8.
Dispute Resolution: In the event of any dispute, claim or difference (the "Dispute") between any Parties arising out of or in connection with this Agreement, the Dispute shall be resolved in accordance with the following:

争议解决   本协议各方在本协议履行过程中产生的所有争议、索赔或?制纾ā罢椤保┚νü韵路绞浇饩觯?/FONT>

(a)
Negotiation between Parties; Mediations.  The Parties agree to negotiate in good faith to resolve any Dispute.  If the negotiations do not resolve the Dispute to the reasonable satisfaction of all parties within thirty (30) days, subsection (b) below shall apply.

各方协商；调解 协议各方同意通过善意协商解决相关争议，如果协议各方未能在三十天内通过协商方式满意解决相关争议，则应按照下述约定解决该项争议。

(b)
Arbitration.  In the event the Parties are unable to settle a Dispute in accordance with subsection (a) above, such Dispute shall be referred to and finally settled by arbitration at Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (b).  The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules.  The language of the arbitration shall be English.

仲裁：如果协议方未能按照上述(a)款约定的方式解决相关争议，该项争议应递交香港国际仲裁中心根据有效的联合国国际贸易法委员会仲裁规则(“联合国仲裁规则”)进行终局裁决，前述规则应?游 究钤级ú豢煞指畹淖槌刹糠帧Ｖ俨猛ビΩ萘瞎俨霉嬖蛉蚊娜俨迷弊槌伞Ｖ俨贸绦蛴κ褂糜⒂锝小?/FONT>

7.9.
Counterparts: This Agreement may be signed in any number of counterparts, all of which taken together shall constitute one and the same instrument.  Any Party hereto may enter into this Agreement by signing any such counterpart.

份数  本协议可签署多份，各份共同构成同一协议文件。本协议任何一方均可通过签署任何一份的方式订立本协议。

[SIGNATURE PAGE FOLLOWS]
[以下是签名页]

IN WITNESS WHEREOF the Parties hereto have executed this Agreement on the date first above written.
兹证明，协议各方于本协议首页载明之日期签署本协议。

The Grantor:  Best Alliance Worldwide Investments Limited
授予人：Best Alliance Worldwide Investments Limited

By: CHAN, Mau Nam
签名：/s/ Mau Nam Chan
Name: CHAN, Mau Nam陈茂楠

IN WITNESS WHEREOF the Parties hereto have executed this Agreement on the date first above written.
兹证明，协议各方于本协议首页载明之日期签署本协议。

The Grantees
被授予人

[_______________]

Grantees’ signature please check the Schedule A

迟令波等, 签名见附件A

SCHEDULE A
附件A

Grantee and Option Shares
被授予人及选择权股份

Grantees 被授予人	Number of Option Shares （1） 选择权股份数（1）	Exercise Price 行权价(USD)	Signature 签名
CHI Lingbo 迟令波	5,189,920	0.01	/s/ CHI Lingbo
ZHAO Nianzhang 赵念章	1,671,600	0.01	/s/ ZHAO Nianzhang
WANG Ping 王萍	939,280	0.01	/s/ WANG Ping
LI Jinfu 李金福	23,880	0.01	/s/ LI Jinfu
WANG Liqun 王利群	23,880	0.01	/s/ WANG Liqun
AN Fengren 安丰仁	7,960	0.01	/s/ AN Fengren
WANG Ruixiang 王瑞祥	23,880	0.01	/s/ WANG Ruixiang
XUN Hongzhen 玄洪珍	7,960	0.01	/s/ XUN Hongzhen
ZHANG Zhigang 张志刚	23,880	0.01	/s/ ZHANG Zhigang
SUN Haiming 孙海明	7,960	0.01	/s/ SUN Haiming
WU Zhaoxiang 吴召相	7,960	0.01	/s/ WU Zhaoxiang
LIU Yumei 刘玉梅	7,960	0.01	/s/ LIU Yumei
YU Zhiwu 于志武	7,960	0.01	/s/ YU Zhiwu
AN Tuanjie 安团结	7,960	0.01	/s/ AN Tuanjie
WANG Zuobin 王作宾	7,960	0.01	/s/ WANG Zuobin

(1) The number of Option Shares and Exercise Price have been adjusted to give effect to an anticipated 400:1 reverse stock split of the Company’s Common Stock.

注（1）：本表格中?岬降难≡袢ǖ墓墒托腥鄹瘢丫枪酒胀ü砂?FONT style="DISPLAY: inline; FONT-FAMILY: Times New Roman">400:1比例缩股调整后的数目

SCHEDULE B

附件B

Part I
第I部分

Form of Exercise Notice
行权通知

To           : Best Alliance Worldwide Investments Limited (the “Grantor”) and Board of Directors of Best Alliance Worldwide Investments Limited
致：Best Alliance Worldwide Investments Limited（“授予人”）和Best Alliance Worldwide Investments Limited董事会
From：  (the “Grantee”)
递送方： （“被授予人”）

We refer to the Option Agreement (the "Option Agreement") dated June  , 2011 made between the Grantee and the Grantor.  Terms defined in the Option Agreement shall have the same meanings as used herein.
我们参照被授予人与授予人于2011年6月 日签订的选择权协议（“选择权协议”）。此处所用术语与选择权协议的定义具有同等含义。

We hereby give you notice that we require you to sell to us / [Nominees' names] in accordance with the terms and conditions of the Option Agreement, the following Option Shares at the Exercise Price set out below, subject to the terms and conditions set out in the Option Agreement. Completion shall take place at [     ] on [                   ] at the office of [       ].

我们在此通知贵方，我们要求贵方依据选择权协议的条款和条件向我们/[被提名人姓名]按下列行权价出售如下选择权股份。根据选择权协议所规定的条款和条件，交割应于【】日【】时在【】办公室进行。

Grantee 被授予人	Option Shares 选择权股份	Exercise Price 行权价
0.01 USD

Dated [                                           ]
日期【         】

Yours faithfully
此致
敬礼
___________________________
Name:
姓名：
Title:
职务：

Party II
第II部分

Form of Transfer Notice
过户通知格式

To           :   (the “Grantor”) and Board of Directors of Best Alliance Worldwide Investments Limited
致：  （“授予人”）和Best Alliance Worldwide Investments Limited董事会
From：  (the “Grantee”)
递送方： （“被授予人”）

We refer to the Option Agreement (the "Option Agreement") dated June  , 2011 made between the Grantee and the Grantor.  Terms defined in the Option Agreement shall have the same meanings as used herein.
我们参照被授予人与授予人于2011年6月 日签订的选择权协议（“选择权协议“）。此处所用术语与选择权协议的定义具有同等含义。

We hereby give you notice that we will transfer to [Nominees' names] the following portion of the Option, expressed in terms of the number of Option Shares represented by the portion of the Option transferred in accordance with the terms and conditions of the Option Agreement,.
我们在此通知贵方，我们将按照购买选择权的条款和条件，向[提名人姓名]转让下述部分选择权，以转让的部分选择权代表的选择权股份数额予以表示。

Grantee 被授予人	Nominees 提名人	Option Shares Represented 代表的选择权股份

Dated [                                           ]
日期

Yours faithfully
此致

敬礼

___________________________
Name:
姓名：
Title:
职务：